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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 9, 2002



                               Vista Bancorp, Inc.
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      New Jersey                      0-21264                 22-2870972
-------------------------           -------------          ----------------
(State or other jurisdiction         (Commission           (I.R.S. employer
of incorporation)                    file number)          Id. No.)



305 Roseberry Street, P.O. Box 5360, Phillipsburg, New Jersey          08865
-------------------------------------------------------------       -----------
(Address of Principal Executive Offices)                             (Zip Code)




Registrant's telephone number, including area code:  (908) 859-9500



Former name or former address, if changed from last report:  Not Applicable.


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                               VISTA BANCORP, INC.
                                    FORM 8-K


Item 1.  CHANGES IN CONTROL OF REGISTRANT

                  Not Applicable.


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  Not Applicable.


Item 3.  BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable.


Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not Applicable


Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  On May 7, 2002, the Registrant issued a press release announcing the results of the special Shareholders Meeting held at the Clarion Hotel and Conference Center.


Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  99.1     Form of Press Release


Item 8.  CHANGE IN FISCAL YEAR.

                  Not Applicable


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     VISTA BANCORP, INC.
                                                     -------------------
                                                         (Registrant)


Date:  May 9, 2002
                                            ------------------------------------
                                            Barbara Harding, President and
                                            Chief Executive Officer